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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2002


                               ITC/\DELTACOM, INC.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-23253                58-2301135
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)

          1791 O.G. Skinner Drive
             West Point, Georgia                                31833
   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (706) 385-8000

                                 Not applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 3.  Bankruptcy or Receivership.

Background

         As previously reported, on June 25, 2002, ITC/\DeltaCom, Inc. (the "Company") filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") to reorganize under Chapter 11 of title 11 of the United States Code, as amended (the "Bankruptcy Code"). The Chapter 11 filing involved only the Company, which is a holding company that conducts its business operations through subsidiaries. None of the Company's direct or indirect subsidiaries has been a party to the Chapter 11 case or any other proceeding under the Bankruptcy Code. During the course of the Chapter 11 proceeding, the Company has operated its business and managed its properties and assets as a debtor in possession.

         Prior to the filing in June 2002, the Company and members of an unofficial committee of holders of the Company's senior notes and convertible subordinated notes reached an agreement in principle to implement a reorganization of the Company. Among other terms, the proposed plan of reorganization provided for the elimination of approximately $515 million in principal amount of the Company's senior and convertible subordinated notes and for a new equity investment of $30 million.

         On July 26, 2002, the Company filed with the Bankruptcy Court its proposed plan of reorganization based on the pre-negotiated plan. On August 23, 2002, the Company filed with the Bankruptcy Court a First Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Revised, dated as of August 23, 2002 (the "Proposed Plan"), and a First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, As Revised, dated August 23, 2002 (the "Disclosure Statement"). On August 26, 2002, the Bankruptcy Court approved the Disclosure Statement and authorized the Company to solicit acceptances of the Proposed Plan by delivering copies of the Proposed Plan and Disclosure Statement and other information to each creditor and interest holder entitled to vote on the Proposed Plan.

         The deadline for voting on approval of the Proposed Plan was October 1, 2002. The Proposed Plan was approved by the vote of all classes of creditors and interest holders entitled to vote.

Confirmation and Effectiveness of Plan of Reorganization

         On October 17, 2002, the Court entered an order (the "Confirmation Order") confirming the Company's First Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Further Revised, dated as of October 15, 2002 (the "Plan"). A copy of the Confirmation Order is filed as Exhibit 1 to the Company's Amendment No. 2 to Registration Statement on Form 8-A/A filed on October 29, 2002 and is incorporated as an exhibit hereto by reference. The text of the Plan (including the exhibits to the Plan) is included as an exhibit to the Confirmation Order. A description of the Plan is set forth in the Disclosure Statement, a copy of which is filed as Exhibit 99.2 to the Company's Current

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Report on Form 8-K filed on August 28, 2002 and is incorporated herein by reference.

         The transactions contemplated by the Plan became effective on October 29, 2002 (the "Effective Date").

         On October 30, 2002, the Company issued a press release announcing effectiveness of the Plan. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Summary of Plan of Reorganization

         Cancellation of Existing Capital Stock. As of October 29, 2002, immediately before the consummation of the transactions contemplated by the Plan, the Company had 62,364,768 shares of common stock outstanding, 1,480,771 shares of Series A convertible preferred stock outstanding, 31,905 shares of Series B-1 cumulative convertible preferred stock outstanding and 41,837 shares of Series B-2 cumulative convertible preferred stock outstanding. Under the Plan, as described below, all of the Company's outstanding common stock, preferred stock, common stock purchase warrants and options to purchase common stock were cancelled.

         Classification and Treatment of Claims and Equity Interests. The classification and treatment of claims and equity interests under the Plan are as follows:

         . Administrative Expense Claims. All administrative expense claims will be paid in full, in cash, or in accordance with the terms and conditions of transactions or agreements relating to obligations incurred in the ordinary course of business during the pendency of the Company's Chapter 11 case.

         . Priority Tax Claims. The Company, at its sole option, will pay to each holder of an allowed priority tax claim either (1) cash in an amount equal to such allowed priority tax claim on the later of the Effective Date and the date on which such claim becomes an allowed priority tax claim, or as soon thereafter as is practicable, or (2) deferred cash payments, over a period not exceeding six years after the date of assessment of such claim, of a value, as of the Effective Date, equal to the allowed amount of such claim. All allowed priority tax claims which are not due and payable on or before the Effective Date will be paid in the ordinary course of business in accordance with the terms thereof.

         . Priority Non-Tax Claims. The Plan provides that on the Effective Date, each holder of an allowed priority non-tax claim will receive (1) cash in the amount of such allowed priority non-tax claim and/or (2) such other treatment as determined by the Bankruptcy Court required to render such claim unimpaired. All allowed priority non-tax claims which are not due and

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              payable on or before the Effective Date will be paid in the ordinary course of business in accordance with the principal terms thereof.

         . Secured Bank Claims. The Plan provides that on the Effective Date, the Company and the subsidiaries of the Company will enter into an amended and restated credit agreement under the Company's senior secured credit facility with the current lenders and Morgan Stanley Senior Funding, Inc., as administrative agent. Those parties entered into the amended and restated credit agreement on the Effective Date. A copy of the amended and restated credit agreement is filed herewith as Exhibit 99.3. and is incorporated herein by reference. As a condition to the effectiveness of this agreement, the Company's subsidiaries entered into an amendment to their capital lease facilities with NTFC Capital Corporation and General Electric Capital Corporation. A copy of the amendment is filed herewith as Exhibit
              99.4 and is incorporated herein by reference.

         . Other Secured Claims. All allowed other secured claims which are not due and payable on or before the Effective Date will be paid in the ordinary course of business in accordance with the terms thereof.

         . Senior Debt Claims. Holders of the three issues of the Company's publicly held senior notes, which totalled $415 million in principal amount, will receive their pro rata share of 40,750,000 shares of new common stock, par value $.01 per share (the "New Common Stock"), of the reorganized Company, which will represent 81.5% of the reorganized Company's common stock. Any securities, notes, instruments or documents evidencing the claims under the senior notes were cancelled on the Effective Date.

         . Other Unsecured Claims. All allowed other unsecured claims that have become due and payable on or before the Effective Date, unless previously paid, will be paid in full, in cash, with interest to the extent permitted by the Bankruptcy Court. All allowed other unsecured claims which are not due and payable on or before the Effective Date will be paid in the ordinary course of business in accordance with the terms thereof.

         . Subordinated Claims. Holders of the Company's publicly held convertible subordinated notes, which totalled $100 million in principal amount, will receive their pro rata share of 2,500,000 shares of New Common Stock, which will represent 5% of the reorganized Company's common stock. Any securities, notes, instruments or documents evidencing the claims under the convertible subordinated notes were cancelled on the Effective Date.

         . Old Preferred Stock Interests. The Plan provides that holders of the Company's pre-reorganization preferred stock will receive a total of 144,500 shares of New Common Stock, which will represent 0.29% of the reorganized Company's common stock. In addition, each holder of pre-reorganization preferred stock could elect in a rights offering which terminated on October 17, 2002 (the "rights offering") to purchase one share of a new issue of 8% Series A convertible redeemable preferred stock, par value $0.01 per share (the "New Series

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          A Preferred Stock"), of the reorganized Company and 3.4 common stock purchase warrants (the "Warrants") for every 625 outstanding shares of Series A convertible preferred stock, for every seven outstanding shares of Series B-1 cumulative convertible preferred stock, and for every 3.15 outstanding shares of Series B-2 cumulative convertible preferred stock. The pre-reorganization preferred stock was cancelled on the Effective Date. The form of the Certificate of Designation for the New Series A Preferred Stock is filed as Exhibit 4 to the Plan and the form of the Warrant Agreement pursuant to which the Warrants were issued on the Effective Date is filed as Exhibit 5 to the Plan.

     . Old Common Stock Interests. The Plan provides that holders of the Company's pre-reorganization common stock will receive their pro rata share of 355,500 shares of New Common Stock, which will represent 0.71% of the reorganized Company's common stock. In addition, each holder of existing common stock could elect in the rights offering to purchase one share of New Series A Preferred Stock and 3.4 Warrants for every 1,250 outstanding shares of existing common stock. The existing common stock was cancelled on the Effective Date.

     . Other Equity Interests. All other equity interests in the Company, including common stock purchase warrants and options to purchase common stock awarded under the Company's stock option plans, were cancelled on the Effective Date, and no distribution will be made in respect thereof.

     The foregoing percentages of the reorganized Company's common stock assume conversion into New Common Stock of the New Series A Preferred Stock issued on the Effective Date.

     New Equity Investment. In connection with the Plan, Campbell J. Lanier,
III and SCANA Corporation, who were principal stockholders of the Company before the Effective Date, and other investors (the "New Equity Investors") collectively purchased on the Effective Date, for a purchase price of $29,815,400, 298,154 shares of New Series A Preferred Stock, which will initially be convertible into 5,217,682 shares of New Common Stock at an initial conversion price of $5.7143 per share of New Common Stock, and Warrants to purchase up to an additional 1,013,724 shares of New Common Stock at an initial exercise price of $5.114 per share of New Common Stock. As consideration for their commitment to purchase these securities, the New Equity Investors collectively received 1,000,000 shares of New Common Stock. The purchase agreements between the Company and the New Equity Investors are filed as Exhibit 3 to the Plan.

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     New Charter and Bylaws. As of the Effective Date, the Company's certificate of incorporation and bylaws were amended and restated. The restated certification of incorporation and amended and restated bylaws were filed as Exhibits 2 and 3, respectively, to the Company's Amendment No. 2 to Registration Statement on Form 8-A/A filed on October 29, 2002.


     Capitalization of the Reorganized Company. As of the Effective Date, after giving effect to the transactions contemplated by the Plan, the authorized capital stock of the Company consists of 250,000,000 shares of New Common Stock and 665,000 shares of New Series A Preferred Stock. As of the Effective Date, 44,750,000 shares of New Common Stock are issued and outstanding. In addition to the capital stock distributions described above, the Company has reserved for future issuance the following shares of New Common Stock:

     . 4,500,000 shares of New Common Stock will be reserved for issuance under the stock incentive plan described below;

     . 5,250,000 shares of New Common Stock will initially be reserved for issuance upon conversion of the New Series A Preferred Stock issued to the New Equity Investors and an additional 1,846 shares of New
          Series A Preferred Stock purchased in the rights offering; and

     . 1,020,000 shares of New Common Stock will initially be reserved for issuance upon exercise of the Warrants issued to the New Equity Investors and an additional 6,276 Warrants purchased in the rights offering.

     Stock Incentive Plan. On the Effective Date the Board of Directors of the Company adopted a stock incentive plan containing (1) a restricted stock plan for the Company's officers of 1,000,000 shares of New Common Stock, which will be awarded as soon as is practicable, and (2) an employee option allocation plan of 3,500,000 shares of New Common Stock. Under the employee option plan, options will be granted as follows: (a) options for 2,000,000 shares will be awarded by the Board of Directors of the Company as soon as is practicable, with the exercise price of $5.28 per share for one-third of the options, $6.08 per share for one-third of the options and $6.86 per share for one-third of the options; and (b) options for 1,500,000 shares will be awarded at the discretion of the Board of Directors. The options under the employee option plan and New Common Stock issuable under the restricted stock plan to be awarded as soon as is practicable will be vested as to one-third of the shares subject to the award on each of the grant date and the first and second anniversary dates of the grant date.

     Board of Directors. On the Effective Date, in accordance with the Plan, the directors of the Company immediately prior to the Effective Date were deemed to have resigned as of the Effective Date and were replaced by the Board of Directors of the reorganized Company. The members of the initial

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Board of Directors selected in accordance with the Plan are Donald W. Burton,
John J. DeLucca, Campbell B. Lanier, III, John Meyers, Robert Taylor, William B. Timmerman and Larry F. Williams. The members of the initial Board of Directors of the reorganized Company were approved by the existing Board of Directors and will serve until the first annual meeting of stockholders of the reorganized Company. Thereafter, the Board of Directors will be elected in accordance with the Company's new charter and bylaws.

     Registration Rights Agreement. As of the Effective Date, the Company entered into a registration rights agreement with the New Equity Investors providing those holders with registration rights for the resale of the New Series A Preferred Stock, the Warrants and the New Common Stock issuable upon conversion or exercise of those securities and issued under the purchase agreements referred to above. The registration rights agreement will entitle the holders of those securities to two demand registrations and to unlimited piggyback rights for the resale of their securities (subject to customary limitations). In addition, within 30 days after the Effective Date, the Company will be required to file a "shelf" registration statement under the registration rights agreement covering the continuous public offering of those securities and to use its reasonable best efforts to have the shelf registration statement declared effective as soon as reasonably practicable thereafter. The Company will be required to supplement or amend the shelf registration statement to keep it effective for a period of three years, plus any periods during which the use of the shelf registration statement is suspended. The form of the registration rights agreement is filed as Exhibit 8 to the Plan.

     Assets and Liabilities as of a Recent Date. Information regarding the assets and liabilities of the Company on a historical cost basis as of June 30, 2002 appears on pages 3 and 4 of the Company's Amendment to Quarterly Report on form 10-Q/A filed on October 24, 2002 and is incorporated herein by reference.

     Effective as of the Effective Date, the Company adopted "fresh start accounting," which will require the Company to restate all assets and liabilities to their fair values based upon the provisions of the Plan. The Company expects that the implementation of fresh start reporting under SOP 90-7 will have a material effect on its financial statements. Due to the Company's reorganization and implementation of SOP 90-7, financial statements issued for periods beginning after the Effective Date will not be comparable to those for earlier periods.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Confirmation Order, the Plan and the other exhibits to this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure.

     As previously reported, on September 6, 2002, the Company engaged BDO Seidman, LLP ("BDO Seidman") to succeed Arthur Andersen LLP as the Company's independent accountant, subject to approval by the Bankruptcy Court. By order dated October 17, 2002, the Bankruptcy Court approved the engagement of BDO Seidman as the Company's independent accountant.

     The information in the preceding paragraph is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

                2.1 Findings of Fact, Conclusions of Law, and Order Confirming the Plan of Reorganization of ITC/\DeltaCom, Inc., dated October 17, 2002 (including ITC/\DeltaCom, Inc. First Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Further Revised, dated October
                      15, 2002) (incorporated by reference to Exhibit 1 to the Company's Amendment No. 2 to Registration Statement on Form 8-A/A filed on October 29, 2002).

              *99.1   Press Release dated October 30, 2002.

               99.2 ITC/\DeltaCom, Inc. First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, As Revised, dated August 23, 2002 (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K dated August 28, 2002).

              *99.3 Amended and Restated Credit Agreement, dated as of October 29, 2002, among the Company, Interstate FiberNet, Inc., the Subsidiary Guarantors identified therein, the Lenders identified therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley & Co. Incorporated, as Collateral Agent.

              *99.4 Amendment to the Schedules and the Leases, dated as of October 29, 2002, among Interstate FiberNet, Inc., as a lessee, ITC/\DeltaCom Communications, Inc., as a lessee, and NFTC Capital Corporation and General Electric Capital Corporation, as lessors.

              -----------------
              * Filed herewith.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ITC/\DELTACOM, INC.


Date: November 1, 2002                /s/ J. Thomas Mullis
                                      ------------------------------------------
                                      J. Thomas Mullis
                                      Senior Vice President-Legal and Regulatory

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                                  Exhibit Index

    Exhibit Number                       Exhibit Description
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         2.1              Findings of Fact, Conclusions of Law, and Order
                          Confirming the Plan of Reorganization of ITC/\DeltaCom, Inc., dated October 17, 2002 (including ITC/\DeltaCom, Inc. First Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, As Further Revised, dated October 15,
                          2002) (incorporated by reference to Exhibit 1 to the Company's Amendment No. 2 to Registration Statement on Form 8-A/A filed on October 29, 2002).


        *99.1             Press Release dated October 30, 2002.

         99.2 ITC/\DeltaCom, Inc. First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, As Revised, dated August 23, 2002 (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K dated August 28, 2002).

        *99.3 Amended and Restated Credit Agreement, dated as of October 29, 2002, among the Company, Interstate FiberNet, Inc., the Subsidiary Guarantors identified therein, the Lenders identified therein, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Morgan Stanley & Co. Incorporated, as Collateral Agent.

        *99.4 Amendment to the Schedules and the Leases, dated as of October 29, 2002, among Interstate FiberNet, Inc., as a lessee, ITC/\DeltaCom Communications, Inc., as a lessee, and NFTC Capital Corporation and General Electric Capital Corporation, as lessors.
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*Filed herewith.